Exhibit 10.1
AMENDMENT NO. 1
to
AMENDED AND RESTATED CREDIT AGREEMENT AND GUARANTY
     This AMENDMENT NO. 1 dated as of April 15, 2008 (this “Amendment”) is by and among HAMPSHIRE GROUP, LIMITED (the “Borrower”), HAMPSHIRE DESIGNERS, INC., ITEM-EYES, INC. and SHANE HUNTER, INC. (collectively, the “Guarantors”), SB CORPORATION (“SB”), the Banks party hereto and HSBC Bank USA, National Association, as Agent for the Banks.
RECITALS:
     A. The Borrower, the Guarantors, SB, the Banks and the Agent have entered into an Amended and Restated Credit Agreement and Guaranty dated as of February 15, 2008 (the “Credit Agreement”).
     B. The Borrower has requested, and the Banks and the Agent have agreed, to amend, among others, Sections 7.06 (Ownership and Liens) and 9.07 (Mergers) , all upon the terms and conditions set forth herein.
     C. The Banks are agreeable to such amendment, on the terms and subject to the conditions set forth herein.
     NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration whose receipt and sufficiency are acknowledged, the Borrower, SB, the Guarantors, the Banks and the Agent hereby agree as follows:
     Section 1. Definitions. Each capitalized term used but not defined in this Amendment shall have the meaning ascribed to such term in the Credit Agreement.
     Section 2. Amendments of Credit Agreement
     2.01 Section 7.06 of the Credit Agreement is hereby amended as follows:
     (a) The parenthetical immediately following “Section 7.05 hereof” is hereby deleted and the following parenthetical is substituted therefor: “(other than any properties or assets disposed of in the ordinary course of business or as otherwise permitted pursuant to this Agreement and the other Loan Documents)”.

     (b) The last sentence of Section 7.06 of the Credit Agreement is hereby deleted and the following sentence is substituted therefor: “All trademarks owned by Borrower and/or the Restricted Subsidiaries as of the date hereof are indicated on Schedule 7.06 hereto.”
     2.02 A new clause (iii) shall be added to Section 9.07 of the Credit Agreement to read as follows (with punctuation in clauses (i) through (ii) in Section 9.07 of the Credit Agreement to be changed accordingly): “or (iii) the sale of assets permitted pursuant to Section 9.04 hereof”.
     Section 3. Acknowledgments, Confirmations and Consent.
     3.01 Each of the Borrower and the Guarantors acknowledges and confirms that the Liens granted pursuant to the Security Documents to which it is a party continue to secure the Obligations.
     3.02 Each Guarantor consents in all respects to the execution by the Borrower of this Amendment and acknowledges and confirms that the Guaranty by such Guarantor, as set forth in Article V of the Credit Agreement, guarantees the full payment and performance of all of the Obligations, and remains in full force and effect in accordance with its terms.
     Section 4. Representations and Warranties. The Borrower and each Guarantor, as the case may be, each represents and warrants to the Banks and the Agent as follows:
     4.01 After giving effect to this Amendment, (i) each of the representations and warranties set forth in Article VII of the Credit Agreement is true and correct in all respects as if made on the date of this Amendment, and (ii) no Default or Event of Default exists under the Credit Agreement.
     4.02 The Borrower and each Guarantor has the power to execute, deliver and perform, and has taken all necessary action to authorize the execution, delivery and performance of, this Amendment and the other agreements, instruments and documents to be executed by it in connection with this Amendment. No consent or approval of any Person, no waiver of any Lien or right of distraint or other similar right and no consent, license, certificate of need, approval, authorization or declaration of, or filing with, any governmental authority, bureau or agency is or will be required in connection with the execution, delivery or performance by the Borrower or any Guarantor, or the validity, enforcement or priority, of this Amendment and the other agreements, instruments and documents executed in connection with this Amendment.
     4.03 The execution, delivery and performance by the Borrower and each Guarantor of this Amendment will not violate any Law, and will not result in, or require, the creation or imposition of any Lien on any of its properties or revenues pursuant to any Law except those in favor of the Agent.
     4.04 This Amendment has been duly executed and delivered by the Borrower or such Guarantor, as the case may be, and constitutes the valid and legally binding obligation of the Borrower or such Guarantor, as the case may be, enforceable in accordance with its terms, except as such enforcement may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, or other similar laws, now or hereafter in effect, relating to or affecting the enforcement of creditors’ rights generally and except that the remedy of specific performance and other equitable remedies are subject to judicial discretion.
     Section 5. Miscellaneous.
     5.01 Except as specifically modified by this Amendment, the Credit Agreement and each of the other Loan Documents shall remain in full force and effect in accordance with their respective terms.
     5.02 THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED ENTIRELY WITHIN SUCH STATE.
     5.03 This Amendment may be signed in any number of counterparts with the same effect as if all parties to this Amendment signed the same counterpart.
     5.04 The Borrower agrees to pay the Agent upon demand all reasonable expenses, including reasonable fees of attorneys for the Agent, incurred by the Agent in connection with the preparation, negotiation and execution of this Amendment and any other agreements, instruments and documents executed or furnished in connection with this Amendment.
     Section 6. Effectiveness of Amendment. This Amendment shall become effective upon receipt by the Agent of (i) original counterparts of this Amendment duly executed by the Borrower, the Guarantors and the Required Banks, and (ii) payment of the Agent’s legal fees and expenses.
[signature pages follow]

     IN WITNESS WHEREOF, the Borrower, SB, the Guarantors, the Banks party hereto and the Agent have signed and delivered this Amendment as of the date first written above.

HAMPSHIRE GROUP, LIMITED
By:	/s/ Heath L. Golden
	Name:	Heath L. Golden
	Title:	Vice President, General Counsel and Secretary

HAMPSHIRE DESIGNERS, INC.
By:	/s/ Heath L. Golden
	Name:	Heath L. Golden
	Title:	Secretary

ITEM-EYES, INC.
By:	/s/ Heath L. Golden
	Name:	Heath L. Golden
	Title:	Secretary

SHANE HUNTER, INC.
By:	/s/ Heath L. Golden
	Name:	Heath L. Golden
	Title:	Secretary

SB CORPORATION
By:	/s/ Heath L. Golden
	Name:	Heath L. Golden
	Title:	Secretary

HSBC BANK USA, NATIONAL ASSOCIATION, as a Bank, as Letter of Credit Issuing Bank and as Agent
By:	/s/ Richard J. Elias
	Name:	Richard J. Elias
	Title:	Vice President

JPMORGAN CHASE BANK, N.A., as a Bank
By:	/s/ Joseph J. Nastri
	Name:	Joseph J. Nastri
	Title:	Senior Vice President

ISRAEL DISCOUNT BANK OF NEW YORK, as a Bank
By:	/s/ George Commander
	Name:	George Commander
	Title:	Senior Vice President

By:	/s/ Juan Zaino
	Name:	Juan Zaino
	Title:	First Vice President

WACHOVIA BANK, NATIONAL ASSOCIATION, as a Bank
By:	/s/ Jeff Reeves
	Name:	Jeff Reeves
	Title:	Senior Vice President

BANK LEUMI USA, as a Bank
By:	/s/ Paul J. De Chagas
	Name:	Paul J. De Chagas
	Title:	Vice President

SOVEREIGN BANK, as a Bank
By:	/s/ Matilde Reyes
	Name:	Matilde Reyes
	Title:	Senior Vice President